EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
In connection with the Annual Report of FSI International, Inc., a Minnesota corporation (the “Company”), on Form 10-K for the year ended August 26, 2006 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certifies, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to the undersigned’s knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 8, 2006

/s/ Donald S. Mitchell Donald S. Mitchell Chairman, President and Chief Executive Officer

/s/ Patricia M. Hollister Patricia M. Hollister Chief Financial Officer and Assistant Secretary